UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                      01-12073                  62-1550848
----------------------------      ---------------------      -------------------
(State of Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

         99.1   Earnings press release of Equity Inns, Inc. dated August 9, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Issuance of Press Release Regarding Earnings for Second Quarter 2004

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Equity Inns, Inc. (the "Company") pursuant to Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations and financial condition for the three and six months ended June 30, 2004.

On August 9, 2004, Equity Inns, Inc. issued a press release describing its second quarter 2004 results. The press release is furnished herewith as Exhibit
99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY INNS, INC.



August 9, 2004                         /s/J. Mitchell Collins
--------------                         ----------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer

                                  EXHIBIT INDEX



Exhibit           Description

99.1     Earnings press release of Equity Inns, Inc. dated August 9, 2004.